EXHIBIT 10.10

SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED

COLLATERAL AGENCY AGREEMENT

THIS SECOND AMENDMENT to FOURTH AMENDED AND RESTATED COLLATERAL AGENCY AGREEMENT, dated as of October 27, 2017 (this “Amendment”), is among WORLD OMNI LT, a Delaware statutory trust (the “Borrower”), WORLD OMNI LEASE FINANCE LLC, a Delaware limited liability company (“WOLF LLC”), AUTO LEASE FINANCE LLC, a Delaware limited liability company (the “Initial Beneficiary”), AL HOLDING CORP., a Delaware corporation (“ALHC”), as Closed-End Collateral Agent, BANK OF AMERICA, N.A. (the “Deal Agent”), U.S. BANK NATIONAL ASSOCIATION (“U.S. Bank”), as Closed-End Administrative Agent and the lenders party hereto (the “Required Warehouse Lenders”).

Background

1.            The Borrower, the Initial Beneficiary, ALHC, the Deal Agent, U.S. Bank and certain secured parties from time to time have entered into that certain Fourth Amended and Restated Collateral Agency Agreement, dated as of December 15, 2009, as amended by the First Amendment to Fourth Amended and Restated Collateral Agency Agreement, among the Borrower, WOLF LLC, the Initial Beneficiary, ALHC, the Deal Agent, U.S. Bank and certain secured parties, dated as of October 30, 2015 (as further amended, supplemented or otherwise modified through the date hereof, the “Agreement”).

2.            The parties hereto desire to amend the Agreement in certain respects as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

SECTION 1.         Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

SECTION 2.         Amendments to the Agreement. The Agreement is hereby amended as follows:

2.1          The replacement of each reference to “The Bank of Tokyo-Mitsubishi UFJ Ltd., New York Branch” with a reference to “The Bank of Tokyo-Mitsubishi UFJ Ltd.”.

2.2          The Index of Defined Terms included at the beginning of the Agreement is hereby amended by inserting the following terms in the appropriate alphabetical order therein:

“Gross Total Lease Principal Balance	Appendix A,
Weighted Average FICO Score	Appendix A”

2.3          Section 6.2(b)(D) of the Agreement is hereby amended by replacing it in its entirety as follows:

“(D)         the eligibility criteria used in selecting the Closed-End Assets for such reallocation from the Warehouse Facility Pool would not cause, with respect

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to the resulting Warehouse Facility Pool, (i) the Weighted Average FICO Score of all Closed-End Assets to be less than 710 or (ii) the aggregate Outstanding Principal Balance of all Closed-End Assets owned by Obligors which have a FICO Score between 0 and 619 (including Obligors with no FICO Scores) to exceed 10% of the Gross Total Lease Principal Balance. The prohibited eligibility criteria described above shall not include (and this subclause (D) shall not be applicable to) any eligibility criteria based on the delinquency status of the related Closed-End Leases that are applicable to the securitization or other financing to be backed by the related Closed-End Exchange Note, notwithstanding that (x) such eligibility criteria or the requirements are more stringent than those applicable to the Warehouse Facility Pool or (y) selection in accordance with those criteria otherwise could be viewed as having an adverse effect on the Warehouse Facility Lenders).”

2.4          Appendix A of the Agreement is hereby amended by adding the following definitions in alphanumeric order as follows:

““Adverse Selection Criteria” means eligibility criteria that does not comply with Section 6.2(b)(D).”

““Gross Total Lease Principal Balance” means the aggregate Outstanding Principal Balance of all Closed-End Leases included in the Warehouse Facility Pool (other than Closed-End Leases related to Defaulted Receivables).”

““Weighted Average FICO Score” means, as of any date of determination, the sum of the weighted FICO Scores calculated for each FICO Score as follows: (i) the sum of the aggregate Outstanding Principal Balance of all Closed-End Assets owed by Obligors for such FICO Score, divided by the sum of the aggregate Outstanding Principal Balance of all Closed-End Assets for all FICO Scores, excluding any FICO Score of zero and any Obligors with no FICO Scores, multiplied by (ii) such FICO Score.”

SECTION 3.         Miscellaneous. The Agreement, as amended hereby, remains in full force and effect. Any reference to the Agreement from and after the date hereof shall be deemed to refer to the Agreement as amended hereby, unless otherwise expressly stated. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to otherwise applicable principles of conflicts of law (other than Section 5-1401 of the New York General Obligations Law). This Amendment may be executed in any number of counterparts, and by the different parties hereto on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

SECTION 4.         Effective Date of this Amendment. This Amendment shall become effective on the date that the Deal Agent shall have received counterparts of this Amendment (including facsimile copies) duly executed by all of the parties hereto.

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[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.

WORLD OMNI LT.,
as Borrower

By: VT INC., as trustee

By:	/s/ Christopher J. Nuxoll
Name:	Christopher J. Nuxoll
Its:	Vice President

AUTO LEASE FINANCE LLC,
as Initial Beneficiary

By:	/s/ Bryan Romano
Name:	Bryan Romano
Its:	Assistant Treasurer

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AL HOLDING CORP.
as Closed-End Collateral Agent

By:	/s/ Denise Veidt
Name:	Denise Veidt
Title:	Vice President

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BANK OF AMERICA, N.A.,
as Deal Agent and as an Alternate Lender

By:	/s/ Bryan S. Kearns
Name:	Bryan S. Kearns
Title:	Director

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U.S. BANK NATIONAL ASSOCIATION,
as Closed-End Administrative Agent

By:	/s/ Christopher J. Nuxoll
Name:	Christopher J. Nuxoll
Title:	Vice President

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GOTHAM FUNDING CORPORATION,
as a Conduit Lender

By:	/s/ David V. DeAngelis
Name:	David V. DeAngelis
Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ LTD.,
as a Group Agent

By:	/s/ Christopher Pohl
Name:	Christopher Pohl
Title:	Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ LTD.,
as an Alternate Lender

By:	/s/ Christopher Pohl
Name:	Christopher Pohl
Title:	Managing Director

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WELLS FARGO BANK, N.A.,
as a Group Agent and as an Alternate Lender

By:	/s/ Austin Vanassa
Name:	Austin Vanassa
Title:	Director

By:	/s/ Austin Vanassa
Name:	Austin Vanassa
Title:	Director

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ACKNOWLEDGED AND AGREED:
WORLD OMNI LEASE FINANCE LLC

By:	/s/ Bryan Romano
Name:	Bryan Romano
Title:	Assistant Treasurer

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